Exhibit 99.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

    This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT is entered as of the 16th day of August, 2013, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and STEPHEN B. BURKE (“Employee”).

BACKGROUND

    WHEREAS, the parties entered into an Employment Agreement dated as of December 16, 2009, and an Amendment No. 1 to Employment Agreement dated as of December 14, 2012 (together, the “Agreement”), that sets forth the terms and conditions of Employee’s employment with the Company, and

    WHEREAS, the Company and Employee wish to amend the Agreement as set forth herein.

    NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

       1. Item 1 of Schedule 1 of the Agreement is hereby amended to read in its entirety as follows:

“1.  Position:  Executive Vice President, Comcast Corporation; and President
and Chief Executive Officer, NBCUniversal, LLC and
NBCUniversal Media, LLC.”

       2. Subparagraph 2(b) of the Agreement is hereby modified to read in its entirety as follows:

“(b)  August 31, 2018 (the date specified in subparagraph (b) is referred to as “Regular End Date”).”

       3. The first sentence of subparagraph 3(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a)  Base Salary.  Employee’s annual rate of base salary (“Base Salary”) shall be $2,600,000 effective September 1, 2013 through February 28, 2014, and shall not thereafter be reduced other than as part of a salary reduction program effected by the Company during the Term, on a basis consistent with that applicable to other employees at Employee’s level.”

       4. (i)  As an inducement to Employee to enter into this Amendment extending its Term and imposing additional restrictions and obligations, and (ii) on account of Employee’s outstanding work in integrating NBCUniversal and its businesses into the Company (both organizationally and culturally), and making extraordinary progress in improving NBCUniversal’s businesses and results (including reorganizing its executive and business unit structures and relationships, as well as rationalizing ownership relationships at various significant investee entities); Employee is hereby granted a performance-based bonus in the amount of $5,000,000, payable by (a) a $2,500,000 credit to the Employee’s account under the Company’s 2005 Deferred Compensation Plan as set forth in subparagraph 3(e)(ii), and (b) a grant of restricted stock units under the Company’s Restricted Stock Plan, to be made as soon as practicable following the date hereof, for shares having a market value of $2,500,000, vesting 100% on the thirteen-month anniversary of the date of grant, subject to Operating Cash Flow (as defined in the restricted stock unit award) for the twelve-month period July 1, 2013 to June 30, 2014 equaling or exceeding 101% of Operating Cash Flow for the twelve-month period July 1, 2012 to June 30, 2013.

       5. Subparagraph 3(e)(ii) of the Agreement is hereby amended to read in its entirety as follows:

“(ii)  In addition, the Company shall credit to Employee’s account under, and pursuant to the terms and conditions of, the Company’s 2005 Deferred Compensation Plan (or any successor plan), as of each of the following dates, the amounts listed in the following table.  Employee may elect to postpone the scheduled payment dates listed below to the extent permitted under such Plan (or any successor plan).

DATE OF CREDIT	AMOUNT OF CREDIT	SCHEDULED PAYMENT DATE
August 16, 2013	$2,500,000	January 2, 2021
January 1, 2014	$3,500,000	January 2, 2021
January 1, 2015	$3,675,000	January 2, 2021
January 1, 2016	$3,858,750	January 2, 2021
January 1, 2017	$4,051,688	January 2, 2021
January 1, 2018	$4,254,272	January 2, 2021

       6. Subparagraph 7(c)(iii) of the Agreement is hereby amended to read in its entirety as follows:

“(iii)  Employee shall be obligated to seek reasonable other employment during the period in which Employee receives salary continuation payments under subparagraph (i) above, and the Company may request reasonable periodic written reports evidencing Employee’s efforts to obtain such employment.  Such salary continuation payments shall be subject to reduction in the amount of any salary, bonus, vested equity or other compensation earned or received by Employee for services through employment or self-employment during or on account of the period of time of salary continuation.  Employee shall provide the Company with prompt written notice of any such employment and amounts.  The Company’s obligation to continue health and welfare benefits shall cease upon Employee’s eligibility for health and welfare benefits from any subsequent employer.”

       7. Subparagraph 8(b)(iii) of the Agreement is hereby amended to read in its entirety as follows:

“(iii)  THIS RESTRICTION SHALL APPLY IN ANY GEOGRAPHIC AREA IN THE WORLD IN WHICH THE COMPANY CARRIES OUT BUSINESS ACTIVITIES.  EMPLOYEE AGREES THAT NOT SPECIFYING A MORE LIMITED GEOGRAPHIC AREA IS REASONABLE IN LIGHT OF THE BROAD GEOGRAPHIC SCOPE OF THE ACTIVITIES CARRIED OUT BY THE COMPANY IN THE WORLD.”

       8. Schedule 2 of the Agreement is hereby replaced in full by Schedule 2 attached hereto.

       9. Except as amended hereby, the Agreement shall continue unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first-above written.

COMCAST CORPORATION

By:	/s/ Arthur R. Block
Date:	August 16, 2013

EMPLOYEE:

By:	/s/ Stephen B. Burke
Stephen B. Burke
Date:	August 16, 2013

SCHEDULE 2

COMPETITIVE BUSINESS ACTIVITIES

A.
The distribution of video programming to consumer or commercial customers or users, whether by analog or digital technology, to any type of end-user equipment (television, computer, phone, personal digital assistant, tablet, console or other), and by any distribution platform (including broadcast, coaxial cable, fiber optic cable, digital subscriber line, power line, satellite, wireless and Internet), method (streaming, download, application or other) or protocol (IP or other).  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in competitive video programming distribution as of the date hereof:  Amazon.com, Inc.; Apple Inc.; AT&T Inc.; Bright House Networks; Cablevision Systems Corporation; CBS Corporation; CenturyLink, Inc.; Charter Communications, Inc.; Cox Communications, Inc.; DIRECTV; DISH Network Corporation; EchoStar Holding Corporation (including Sling Media); Everest; Facebook, Inc.; Google, Inc. (including YouTube); Hulu, LLC; Joost Operations S.A.; Knology Holdings, Inc.; Microsoft Corporation (including XBox); Netflix, Inc.; NeuLion, Inc. (including Jumptv); News Corp. (including Fox); RCN Corporation; Roku, Inc.; Sony Corporation of America (including PlayStation); Time Warner Cable, Inc.; TiVo Inc.; Verizon Communications, Inc.; VUDU, Inc.; The Walt Disney Company (including ABC); and Wide Open West.

B.
The provision of Internet access or portal service (including related applications and services) to consumer or commercial customers or users, whether by analog or digital technology, to any type of end-user equipment (television, computer, phone, personal digital assistant, tablet, console or other), and by any distribution platform (including dial-up, coaxial cable, fiber optic cable, digital subscriber line, power line, satellite and wireless) or protocol (IP or other).  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in competitive high-speed Internet access and/or portal service as of the date hereof:  AOL Inc.; AT&T Inc.; Bright House Networks; Cablevision Systems Corporation; CenturyLink, Inc.; Charter Communications Inc.; Clearwire Corporation; Cox Communications, Inc.; DIRECTV; DISH Network Corporation; EchoStar Holding Corporation (including Sling Media); Google, Inc.; Knology Holdings, Inc.; Microsoft Corporation (including MSN); RCN Corporation; Sprint Nextel Corporation; Time Warner Cable, Inc.; Verizon Communications, Inc.; and Yahoo, Inc.

C.
The provision of voice and/or data service to consumer or commercial customers or users, whether by analog or digital technology, by any distribution platform (including coaxial cable, fiber optic cable, digital subscriber line, power line, satellite, wireless and Internet) or protocol (IP or other).  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in competitive voice and/or data service as of the date hereof:  AT&T Inc.; Bright House Networks; Cablevision Systems Corporation; Cbeyond, Inc.; CenturyLink, Inc.; Charter Communications, Inc.; Clearwire Corporation; Cox Communications, Inc.; DIRECTV; DISH Network Corporation; EchoStar Holding Corporation (including Sling Media); Google, Inc.; Integra Telecom; Knology Holdings, Inc.; Paetec Communications, Inc.; RCN Corporation; Sprint Nextel Corporation; Skype Limited; TelePacific Communications; Time Warner Cable, Inc.; Vonage Holdings Corp.; Verizon Communications, Inc.; and Wide Open West.

D.
The provision home security or home control services or devices to consumer or commercial customers or users, by any technology (analog or digital) or protocol (IP or other).  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successor and assigns, are among those engaged in the provision of home security or home control services or devices as of the date hereof: ADT LLC; alarm.com; AT&T Inc.; CenturyLink, Inc.; FrontPoint Security; Honeywell International, Inc.; Lowe’s Companies, Inc.; Protection One Alarm Monitoring, Inc.; Tyco International Ltd.; Verizon Communications, Inc.; and Vivint, Inc.

E.
The provision of wireless communications services to consumer or commercial customers or users, whether by analog or digital technology, to any type of end-user equipment (television, computer, phone, personal digital assistant, tablet, console or other) and by any technology or protocol (IP or other).  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successor and assigns, are among those engaged in the provision of competitive wireless service as of the date hereof:  AT&T Inc.; Boingo Wireless, Inc.; Bright House Networks; Clearwire Corporation; Leap Wireless International, Inc.; LightSquared Company; MetroPCS Communications, Inc.; Sprint Nextel Corporation; T-Mobile USA, Inc.; and Verizon Communications, Inc.

F.
The (i) creation, (ii) production and/or (iii) sale, license or other provision, of audio and/or video program content, whether for:  broadcast, satellite, cable or other program networks; distributors of program content; or providers of high-speed Internet portal or other Internet-based services or websites.  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in the competitive creation, production or provision of audio and/or video program content as of the date hereof:  A&E Television Networks; AMC Networks Inc.; AOL Inc.; CBS Corporation; Cox Communications, Inc.; Discovery Communications, Inc.; Epix Joint Venture; EW Scripps Co.; Google, Inc. (including YouTube); Hulu, LLC; IAC/InterActive Corp; Liberty Media Corp.; Metro-Goldwyn-Mayer Inc.; MySpace; News Corp. (including Fox); Sony Corporation of America; The CW Television Network; The Walt Disney Company, Inc. (including ABC); Time Warner Inc. (including Turner and Warner Bros.); and Viacom Inc. (including Dreamworks and Paramount).

G.
The (i) creation, (ii) production and/or (iii) sale, license or other provision, of motion pictures, whether for theaters or other venues; broadcast, satellite, cable or other program networks; distributors of program content; or providers of high speed Internet portal or other Internet-based services or websites.  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in the competitive creation, production or provision of motion pictures as of the date hereof:  Metro-Goldwyn Mayer Inc.; News Corp. (including Fox); Sony Corporation of America; The Walt Disney Company, Inc.; Time Warner Inc. (including Warner Bros.); and Viacom Inc. (including Dreamworks and Paramount).

H.
The provision of Internet-based products or services to consumer or commercial users. Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in providing competitive Internet-based products and services as of the date hereof:  Amazon.com, Inc.; Apple Inc.; AT&T Inc.; BitTorrent, Inc.; CBS Interactive Inc. (including CNET); Facebook, Inc.; Friendfeed Inc.; Google, Inc. (including YouTube); Joost Operations S.A.; LinkedIn Corporation; Microsoft Corporation (including MSN and XBox); MySpace; NeuLion, Inc. (including Jumptv); RealNetworks, Inc.; Sony Corporation of America (including PlayStation); The Walt Disney Company, Inc.; Time Warner Inc. (including AOL); TiVo Inc.; Verizon Communications, Inc.; XING AG; Xobni Corporation; and Yahoo, Inc.

I.
The operation and/or management of theme parks, includes the licensing of Intellectual Property in connection herewith.  Employee agrees that The Walt Disney Company, Inc. is among those engaged in the competitive theme park business as of the date hereof.

J.
The creation, development, enhancement, testing, deployment, operation, licensing, sale, support or service of firmware, hardware, Intellectual Property, software, user interfaces or other technology used in any of the products or services described in A to I above.  Employee agrees that the following companies (and their parents, subsidiaries and controlled affiliates), and their successors and assigns, are among those engaged in such competitive activities as of the date hereof:  Apple, Inc.; Asurion; BestBuy; Dell; OfficeMax; PlumChoice, Inc.; Staples; and Support.com.